                                                                   EXHIBIT 10.11



                           TRADEMARK LICENSE AGREEMENT

        THIS AGREEMENT made as of the 1st day of June, 1998 by and between International Data Group, Inc., a Massachusetts corporation, with its principal place of business at One Exeter Plaza, Boston, MA 02116 ("Licensor"), and IDG Books Worldwide, Inc., a Delaware corporation, with its principal place of business at 919 E. Hillsdale Blvd., Suite 400, Foster City, CA 94404 ("Licensee"),

                                         WITNESSETH:

        WHEREAS, Licensor is the owner of the trademarks listed on Schedule A hereto (individually a "Trademark" and collectively the "Trademarks"); and

        WHEREAS, Licensee wishes to obtain a license to use the Trademarks; and

        WHEREAS, Licensor wishes to grant to Licensee a license to use the Trademarks upon the terms and conditions set forth herein;

        NOW THEREFORE, in consideration of the premises and the mutual covenants and promises set forth herein, the parties hereto agree as follows:

1. License. Subject to the terms and conditions set forth herein, during the term of this Agreement, Licensor hereby grants to Licensee a worldwide, exclusive (except as hereinafter provided), royalty-free license to use the Trademarks solely in connection with the creation, production (including publication, if applicable), sale, marketing and distribution (including electronic distribution) of the authorized goods or services, including electronic versions thereof, as the case may be, listed opposite such Trademark on Schedule A (the "Authorized Uses"), as such Schedule may be amended from time to time by the parties. The license granted hereby shall be exclusive except as follows: (a) with respect to the four "Infoworld" and "PC World" Trademarks described on the last page of Schedule A hereto (the "Infoworld/PC World Marks"), the license granted hereby shall be non-exclusive and Licensor shall have the right to grant further licenses in the Infoworld/PC World Marks to any affiliated or non-affiliated person or business organization for any purpose whatsoever; and (b) with respect to the "IDG Books Denmark" trademark included in Schedule A (the "Danish Mark"), the license granted hereby shall be non-exclusive.

2. License Fees. Until further amendment of this Agreement, there shall be no royalties or license fees payable with respect to the licenses granted by Licensor to Licensee pursuant to this Agreement.

3.      Rights in the Trademarks.

        a. Ownership of Trademarks. All rights in the Trademarks, including without limitation any and all registrations and applications for registration thereof in any and every country or jurisdiction, shall at all times belong to Licensor. Licensee shall not under any circumstances assert rights in the Trademarks, nor in any of them, nor shall Licensee take any action that could in any way diminish, alter or affect adversely Licensor's rights in the Trademarks or any of them. Licensee hereby acknowledges the validity of the Trademarks and Licensor's sole and exclusive ownership of the Trademarks. Licensee acknowledges and agrees that it shall not acquire, by virtue of this Agreement or any use of any Trademarks prior to the date of this Agreement or pursuant to this Agreement, any right or claim of ownership in or to any of the Trademarks for any purpose whatsoever. Licensee shall not register or seek to register, either alone or along with any other mark or word, the Trademarks, or any of them, or any other mark or name confusingly similar thereto, in respect of any class of goods or services whatsoever, without Licensor's prior written consent, which consent is hereby given with respect to Licensee's registration of the mark "Get Smart with Dummies Books."

        b. Maintenance and Protection of Trademarks. Licensor shall maintain the Trademarks during the term of this Agreement in such jurisdictions and in such manner as Licensor shall determine or Licensee shall reasonably request. Licensee shall reimburse Licensor for Licensor's costs and expenses incurred in connection with the maintenance and protection of the Trademarks within a reasonable time after Licensee's receipt of bills evidencing such costs and expenses. Nothing in this Section 3(b) shall require Licensor at its own expense to register or maintain the Trademarks or any other trademarks used by Licensee in connection with the Authorized Uses in any particular country or jurisdiction other than registering and maintaining each of the Trademarks in the country specified in Schedule A for such Trademark. In the event that Licensee wishes to seek trademark registration or protection in a country or jurisdiction in which Licensor has not sought to protect the Trademarks, Licensee shall notify Licensor in writing. Upon receipt of notice from Licensee, Licensor agrees that, at Licensee's sole expense, Licensor shall take all reasonable steps and make all filings necessary to seek registration of, maintain and protect the Trademarks as requested by Licensee. Upon filing of any new application pursuant to this Section 3(b), the applicable Trademark shall be deemed to be incorporated into Schedule A.

        c. Failure to Obtain Registration. In the event that, notwithstanding Licensor's reasonable efforts to obtain a registration with respect to any Trademark listed as under application on Schedule A, registration fails to issue or is denied by the applicable governmental authority, Licensor shall promptly notify Licensee. Thereafter, such Trademark shall be deleted from Schedule A, and Licensor's indemnification pursuant to Section 6(b) for the specific goods or services and in the specific territory covered by such application shall apply only with respect to periods prior to the date of such notification.

        d. Cooperation by Licensee/Further Assurances. Licensee agrees to take all actions and to execute all documents, and to cause its employees and other affiliates to take all actions and to execute all documents, that Licensor reasonably requests to create, record or perfect Licensor's sole and exclusive ownership of the Trademarks, including without limitation executing and filing of appropriate documents to qualify Licensee as a registered user of the Trademarks or any of them in any jurisdictions in which such qualification is necessary or desirable, and to apply for or obtain, defend or protect any rights or registrations relating to the Trademarks.

        e. No Rights Other than those Granted by this Agreement. Licensee hereby disclaims any right to use any of the Trademarks other than by force of the rights granted herein.

        f. Compliance with Trademark Laws. Licensee shall comply with all applicable laws, rules, regulations and requirements of all governments relating to the Trademarks.

4.      Limitations on Use of the Trademarks.

        a. No Unauthorized Use. Licensee hereby covenants and agrees that it shall not (i) use any Trademark in connection with any activities other than the Authorized Uses for that Trademark; or
                (ii) except as specifically provided herein or with the prior written consent of Licensor, use, register or maintain any trademark that is confusingly similar to any of the Trademarks or incorporates the term "IDG," or any term similar thereto. The foregoing to the contrary notwithstanding, Licensor consents to Licensee's use, registration and maintenance of the mark "Get Smart with Dummies Books."

        b. Instructions/Quality Control. Licensee shall conform the use of the Trademarks so as to protect and maintain their source-denoting function and shall comply in connection with its use of the Trademarks with quality control standards for the authorized goods and services listed in Schedule A that are generally in use in connection with goods and services furnished by Licensor under its marks or are otherwise communicated by Licensor to Licensee.

        c. Access to Premises. Upon reasonable notice and during normal business hours, Licensee shall during the term of this Agreement permit Licensor or any representative(s) duly authorized by Licensor to enter any part or parts of any premises where any Authorized Uses with which one or more of the Trademarks are used take place to insure compliance with the terms of this Agreement.

        d. Samples. Licensee shall, when provided with reasonable notice and called upon to do so by Licensor or its authorized representative(s), supply Licensor or its authorized representative(s), without cost to Licensor, with a sample of any product or materials provided in connection with any service with which one or more of the Trademarks are used. If any such sample is found by Licensor or its authorized representative(s) not to meet the quality control standards referred to in Section 4(b), or is found to use the Trademarks other than in compliance with this Agreement, the remainder of the batch from which the sample was drawn shall be disposed of as Licensor may direct without any compensation to Licensee.

        e. Appointment of Authorized Representative. Licensor may by written notice to Licensee appoint such person as Licensor deems appropriate for purposes of exercising the quality control rights described in Sections 4(b), (c) and (d) above.

        f. Sub-licenses by Licensee. During the term of this Agreement, Licensee may: (a) sub-license any of the Trademarks, other than the Infoworld/PC World Marks, to any third party unaffiliated with Licensor, so long as Licensee provides Licensor with advance written notice of the proposed sub-license and Licensor does not object within 10 business days of its receipt of such notice; (b) sub-license any of the Trademarks, other than the Infoworld/PC World Marks, to any corporation or business entity affiliated with Licensor without Licensor's consent, provided that Licensee shall notify Licensor in writing of any such sub-license within a reasonable time after the grant thereof; and (c) renew any presently existing sub-license, but only with the prior written consent of Licensor, which consent shall not be unreasonably withheld, if such existing sub-license is to a third party not affiliated with Licensor. Any permitted sub-license, including any renewal of a presently existing sub-license, shall by its terms be expressly subject in all respects to this Agreement, shall name Licensor as a third-party beneficiary of such sub-license, shall specifically impose on the sub-licensee the limitations set forth in this Section 4, and shall not permit any of the rights sub-licensed thereunder to be transferrable or further sub-licensed by the sub-licensee. Licensee shall remain liable for, and shall enforce, all obligations to be performed by it or the sub- licensee under any such permitted sub-license, and shall indemnify and hold harmless Licensor from any failure by a sub-licensee to comply with the terms and conditions of this Agreement or the sub-license to which it is a party.

5.      Term and Termination.

        a. Term. This Agreement shall commence on the effective date of a public offering by Licensee of its capital stock pursuant to a Registration Statement under the Securities Act of 1933, as amended, and shall continue until terminated in accordance with this Section 5. In the event that Licensor shall not have closed such a public offering of its capital stock by December 31, 1998, this Agreement shall not become effective and shall no longer be binding on either party hereto in any respect.

        b. Termination for Breach. Licensor may terminate this Agreement immediately upon notice to Licensee if Licensee breaches any material provision of this Agreement and (i) allows such breach to continue for or, if such breach is curable, fails to cure such breach within, thirty (30) days after Licensor notifies Licensee of the breach, or, (ii) if such breach cannot be cured within thirty (30) days, Licensee fails to begin to implement a cure during such thirty (30) day period or fails to diligently prosecute the cure.

        c. Termination for Insolvency. Licensor may terminate this Agreement immediately upon notice to Licensee if Licensee is insolvent, or if there is filed by or against Licensee in any court a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Licensee's property and Licensee fails within thirty (30) days thereof to secure a discharge therefor, or if Licensee makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors, or if Licensee ceases to carry on its business.

        d. Effect of Termination under Sections 5(a) and (b). Immediately upon termination or expiration of this Agreement pursuant to
               Section 5(a) or 5(b): (i) all rights and licenses granted hereunder shall terminate; (ii) Licensee shall cease using the Trademarks; (iii) Licensee shall either destroy or furnish to Licensor, as Licensor may direct within its sole and exclusive discretion, any and all products and materials bearing, containing or featuring the Trademarks; (iv) Licensor may cancel any registration of the license granted hereunder and any registration of Licensee as registered user made pursuant to
               Section 3(c) hereof, and shall have the full cooperation of Licensee in effecting such cancellations; and (v) Licensor may maintain or cancel, in its sole discretion, any sub-licenses in effect upon the termination or expiration of this Agreement. Notwithstanding the foregoing, Licensee and its sub-licensees may dispose of their inventory of products and materials bearing, containing or featuring the Trademarks in the ordinary course of their businesses within six months after termination or expiration of this Agreement.

        e. Change of Ownership Matters. In the event of a transaction pursuant to which Licensor will no longer own directly or indirectly at least thirty percent (30%) of the outstanding capital stock of Licensee, the parties shall prior to such transaction negotiate in good faith with a view to terminating or extending this Agreement on terms and conditions satisfactory to each.

        f. Survival. The provisions of Sections 3 (other than Section 3(b)), 4(a)(iii), 6, 7 and 8 of this Agreement shall survive any non-renewal, expiration or termination of this Agreement regardless of the cause, reason or circumstances of such non-renewal, expiration or termination.

6.      Infringement and Indemnification.

        a. Third Party Infringement. Licensee shall not authorize, assist or knowingly allow the use of any of the Trademarks by any third party except as provided in this Agreement. Licensee agrees that in the event it obtains information suggesting the possibility of infringement or misuse of the Trademarks, it will promptly communicate such information to Licensor and will promptly make available to

               Licensor such data, information and assistance as may reasonably be requested by Licensor in considering whether to take or in taking action to terminate or prevent such alleged misuse or infringement. Licensor shall decide in its sole and exclusive discretion what action to take or not to take in response to any such alleged misuse or infringement. Nothing in this Section 6(a) or in any other section of this Agreement shall be construed to require Licensor to take any action whatsoever with respect to any particular misuse or infringement of any of the Trademarks, whether such infringement or alleged infringement is by a subsidiary or affiliate of Licensor or by an unrelated third party. If Licensor does not intend to take action in response to any such alleged misuse or infringement, Licensor shall promptly notify Licensee. Without limiting the generality of the foregoing, this Agreement shall constitute notice that Licensor does not intend to take action with respect to any existing alleged infringement of the Danish Trademark. Licensee shall take no action in response to any such alleged misuse or infringement unless instructed to do so by Licensor or until Licensor notifies Licensee that Licensor does not intend to take action. Any action taken by Licensee at the instruction of Licensor to protect the Trademarks shall be deemed taken on behalf of and for the benefit of Licensor and Licensor shall reimburse Licensee for any expenses incurred by Licensee in connection with any such action. If Licensor notifies Licensee that Licensor does not intend to take action in response to any such alleged misuse or infringement, Licensee may at its sole cost and expense take such action to terminate or prevent such alleged misuse or infringement as it determines in its sole discretion, in which event any damages or other monetary award will accrue directly and solely to Licensee.

        b. Indemnification by Licensor. Licensor shall defend or, at its option, settle, any claim, action or proceeding brought against Licensee based upon an allegation that any Trademark infringes the rights of any third party within an Indemnified Territory, as hereinafter defined, and shall indemnify Licensee against all claims and demands, and against damages, liability, judgments and costs, including reasonable attorney's fees, incurred by or awarded against Licensee in any such action or proceeding which results from any such claim or arising out of the settlement of any such claim. Licensor shall have no liability under this
               Section 6(b) unless Licensee (a) promptly notifies Licensor in writing of the claim, action or proceeding, (b) gives Licensor full authority, information and assistance to defend such claim, action or proceeding, and (c) gives Licensor sole control of the defense of such claim, action or proceeding and all negotiations for the compromise or settlement thereof. If a Trademark becomes, or in Licensor's opinion is likely to become, the subject of a valid claim of infringement or the like under any trademark law, Licensor shall have the right, at its option, either to obtain a license permitting the continued use of the Trademark or to terminate the license granted herein for such Trademark. Licensor shall consult with Licensee in good faith regarding actions taken pursuant to this Section 6(b). Licensor shall have no liability hereunder for any costs incurred or settlement entered into without its prior written consent. The provisions of this Section 6(b) state the exclusive liability of Licensor and the exclusive remedy of Licensee with respect to any claim relating to Licensee's use of the Trademarks, including trademark infringement, and are in lieu of all other warranties, express or implied, and indemnities with respect thereto.

        c. Indemnification by Licensee. Licensee shall indemnify Licensor and hold Licensor harmless against all claims and demands, and against damages, liability, judgments and costs, including reasonable attorneys' fees, incurred by or awarded against Licensor in any action or proceeding resulting from any claim that any Trademark infringes the rights of any third party within a Non-Indemnified Territory, as hereinafter defined. If a Trademark becomes, or in Licensor's opinion is likely to become, the subject of a valid claim of infringement within a Non-Indemnified Territory, Licensor shall have the right to require Licensee to terminate the license granted herein for such Trademark within such Non-Indemnified Territory. Licensee shall also, at its option, have the right to sole control of the defense of any such claim, action or proceeding and all negotiations for the compromise or settlement thereof, subject to consultations with Licensor in good faith regarding actions taken pursuant to such right.

        d. Definitions. As used in this Section 6: the term "Indemnified Territory" shall mean, with respect to a particular Trademark, the country specified in Schedule A for such Trademark, as the same may be amended from time to time; and "Non- Indemnified Territory" shall mean, with respect to a particular Trademark, any other country or jurisdiction.

7.      Limitation of Liability.

        a. In no event shall Licensor have any liability, whether in contract, tort, or otherwise, arising out of or in connection with Licensee's use of the Trademarks or this Agreement, other than liability under Section 6(b) hereof, if any.

        b. IN NO EVENT SHALL LICENSOR BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH USE OF THE TRADEMARKS OR THIS AGREEMENT, WHETHER OR NOT LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.      General.

        a. Entire Agreement. This Agreement, including all Schedules attached hereto, sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties relating thereto.

        b. Modification/Waiver. No waiver, alteration, modification, or cancellation of any of the provisions of this Agreement shall be binding unless made in writing and signed by each of the parties hereto. Licensor's failure at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce such provision. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law, in equity or otherwise.

        c. Assignment and Sub-License. This Agreement shall be binding upon, and inure to the benefit of, the parties, their legal representatives, successors and permitted assigns. Except as specifically permitted in this Agreement, Licensee may not assign or sub-license its rights or delegate its duties hereunder, in whole or in part, to any third party without the prior written consent of Licensor.

        d. Severability. If any of the provisions of this Agreement are determined to be invalid, illegal, or unenforceable by a court of competent jurisdiction, such provisions shall be severed from the Agreement, and the remaining provisions shall remain in full force and effect; provided, however, that with respect to any material provision so severed, the parties shall negotiate in good faith to achieve the original intent of such provision.

        e. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

        f. Notices. Any notices required or permitted under this Agreement shall be in writing and shall be sufficiently given if (i) personally delivered, (ii) sent by Federal Express, DHL or other overnight courier service, or (iii) sent by facsimile. Any such notice shall be addressed to the party entitled or required to receive such notice at the addresses specified below or at such other address as either party may specify from time to time by written notice in accordance herewith. Any notices given hereunder shall be effective as of the earliest of (i) actual receipt or (ii) twenty-four hours after deposit with the overnight courier service or confirmation of transmission of the facsimile.

               If to Licensor:

               International Data Group, Inc.
               One Exeter Plaza
               Boston, MA 02116
               Attn:  Vice President of Finance
               Fax:   617-262-3636

               If to Licensee:

               IDG Books Worldwide, Inc.
               919 E. Hillsdale Blvd., Suite 400
               Foster City, CA 94404
               Attn:  Manager of Legal Services
               Fax:   650-655-3299

        g. Equitable Relief. The covenants and agreements of Licensee in Sections 3, 4 and 5(d) hereof are of a special and unique character, and Licensee acknowledges that money damages alone will not reasonably or adequately compensate Licensor for any breach of such covenants and agreements. Therefore, the parties expressly agree that in the event of the breach or threatened breach of any such covenants or agreements, in addition to other rights or remedies which Licensor may have, at law, in equity, or otherwise, Licensor shall be entitled to injunctive or other equitable relief compelling specific performance of, and other compliance with, such covenants or agreements.

        h. Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original.

        IN WITNESS WHEREOF, the parties hereto have caused this Trademark License Agreement to be executed by their duly authorized representatives as of the date first above written.

INTERNATIONAL DATA GROUP, INC.         IDG BOOKS WORLDWIDE, INC.


By:                                    By:
   -------------------------------        --------------------------------------
Title:   Vice President                Title:   Chairman
       ---------------------------           -----------------------------------

                                   SCHEDULE A

                         LIST OF TRADEMARKS, INDEMNIFIED
                          TERRITORY AND AUTHORIZED USES

------------------------------------------------------------------------------------------------------
TRADEMARK AND APPLICATION             INT'L        INDEMNIFIED       AUTHORIZED GOODS AND
OR REGISTRATION NUMBER*               CLASS        TERRITORY         SERVICES
------------------------------------------------------------------------------------------------------
GET SMART WITH IDG                    16           United States     Paper goods and printed
BOOKS!                                                               matter, namely books,
A74/683297                                                           magazines, journals, manuals
                                                                     on a wide variety of topics.
------------------------------------------------------------------------------------------------------
GET SMART WITH IDG                    16           United States     Stationery type portfolios.
BOOKS! (and design)
R2,080,930
------------------------------------------------------------------------------------------------------
GET SMART WITH IDG                    18           United States     Tote bags.
BOOKS! (and design)
R2,024,012
------------------------------------------------------------------------------------------------------
IDG'S INTROGRAPHIC SERIES             16           United States     Books relating to computer
R1,948,564                                                           hardware and software.
------------------------------------------------------------------------------------------------------
IDG BOOKS                             16           United States     Paper goods and printed
R2,013,270                                                           matter, namely books,
                                                                     magazines, newsletters,
                                                                     journals, manuals on wide
                                                                     variety of topics.
------------------------------------------------------------------------------------------------------
IDG BOOKS DENMARK                     16, 41       Denmark           Magazines, books and other
R2082/1997                                                           printed publications.
------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE (and              9            United States     Mouse pads, computer
design)                                                              programs on disk and CD-
A75/284,056                                                          Rom; audio cassettes on wide
                                                                     variety of topics.
------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE (and              11           United States     Lamps.
design)
R2,077,759
------------------------------------------------------------------------------------------------------

--------
   *A = application number
    R = registration number

------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE                   16           United States     Newsletters, catalogs,
(and design)                                                         brochures, booklets and
A75/284057                                                           books on a wide variety of
                                                                     topics; calendars; greeting
                                                                     cards; plastic and paper bags
                                                                     for packaging.
------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE                   22           United States     Tote bags.
(and design)
R2,075,916
------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE                   25           United States     Clothing, namely t-shirts,
(and design)                                                         polo shirts, sweatshirts and
A75/356,522                                                          hats.
------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE                   28           United States     Toy flying plastic discs, toy
(and design)                                                         whistles, balloons, sports
A75/217,051                                                          balls, play figures and yo-yos.
------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE                   42           United States     Online services and databases.
(and design)
A75/280,118
------------------------------------------------------------------------------------------------------
IDG BOOKS WORLDWIDE                   16           United States     Paper goods and printed
R2,033,383                                                           matter; namely books,
                                                                     magazines, newsletters,
                                                                     journals, manuals on wide
                                                                     variety of topics.
------------------------------------------------------------------------------------------------------
IDG BOOKS (and design)                16           United States     A full line of books on a wide
R1,972,550                                                           variety of topics.
------------------------------------------------------------------------------------------------------
IDG BOOKS (and design)                16           United States     Paper goods and printed
R1,781,372                                                           matter; namely books,
                                                                     magazines, newsletters,
                                                                     journals, manuals regarding
                                                                     computers.
------------------------------------------------------------------------------------------------------
IDG BOOKS (and design)                9            United States     Prerecorded computer
R1,990,703                                                           programs relating to any
                                                                     subject matter.
------------------------------------------------------------------------------------------------------
IDGBOOKS.COM                          42           United States     Computer services, namely
A75/360041                                                           providing information on a
                                                                     wide variety of topics by
                                                                     means of a global computer
                                                                     network.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
IDGBOOKS.COM                          25           United States     Men's and women's clothing,
A75/361051                                                           including hats, knit shirts,
                                                                     denim shirts, t-shirts, polo
                                                                     shirts, golf shirts and
                                                                     sweatshirts.
------------------------------------------------------------------------------------------------------
QUICK TIPS                            16           United States     Sections of books with tips,
R1,892,812                                                           shortcuts and reference
                                                                     information in the field of
                                                                     computers and computer
                                                                     software
------------------------------------------------------------------------------------------------------
INFOWORLD                             9            United States     Pre-recorded computer
R1,908,274                                                           programs.
------------------------------------------------------------------------------------------------------
INFOWORLD                             16           United States     Books relating to computers,
R1,902,674                                                           computing and computer
                                                                     software.
------------------------------------------------------------------------------------------------------
PC WORLD                              16           United States     Books relating to computers,
R1,883,550                                                           computing and computer
                                                                     software.
------------------------------------------------------------------------------------------------------
PC WORLD                              9            United States     Computer programs in the
R1,923,417                                                           nature of CDROM's, disks
                                                                     and cassettes re:  computers,
                                                                     computing and software.
------------------------------------------------------------------------------------------------------



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